Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4"
      --------------------
      decorative border, 5/16" wide)

(at left)                                                             (at right)
ORGANIZED UNDER THE                                   THIS CERTIFICATE IS
LAWS OF THE COMMONWEALTH                        TRANSFERABLE IN DENVER,
OF MASSACHUSETTS                                COLORADO OR IN THE CITY
                                                      OF NEW YORK, NEW YORK

   NUMBER OF SHARES   SHARES

(at left, box for                                             (at right, box for
share certificate number)                                      number of shares)

                                                                      (at right)
                                                               CUSIP 683933 10 5
                                                                 SEE REVERSE FOR
                                                                         CERTAIN
DEFINITIONS

                            (centered, the following text)
                      OPPENHEIMER MULTI-SECTOR INCOME TRUST

(at left, the following text)
This Is to Certify That


(at left, the following text)
is the owner of

(beginning at left, the following text)
FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST $.01 PAR VALUE , OF OPPENHEIMER MULTI-SECTOR INCOME TRUST (hereinafter called the "Fund"), transferable on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust and By-Laws of the Fund, each as from time to time amended, to all of which the holder by acceptance hereof expressly assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Fund and the facsimile signatures of its duly authorized officers.

(at left, the following text)             (at right, following text)
Dated:
(signature at left of seal)               Countersigned and Registered:
/s/ Donald Spiro                    SHAREHOLDER FINANCIAL SERVICES, INC.
-----------------------             (Denver)    Transfer Agent and President
Registrar

/s/ George C. Bowen                       By:
------------------------                                    Authorized Signature
Treasurer

                                          UNITED MISSOURI TRUST CO. OF NEW YORK
                                          (New York)  Co-Transfer Agent
                                          and Co-Registrar
                                       By:
                                          Authorized Signature


                                   (centered)
                         1-1/2" diameter facsimile seal
                                   with legend
                           OPPENHEIMER MULTI-SECTOR INCOME TRUST
                                      1988
                                      SEAL
                          COMMONWEALTH OF MASSACHUSETTS


II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

(beginning at left, the following text)
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM           - as tenants in common
TEN ENT           - as tenants by the entireties
JT TEN WROS       - as joint tenants with
NOT TC            - right of survivorship and not
                    as tenants in common
                                                  (at right, the following text,
                                         parallel with the above abbreviations)
                                 UNIF GIFT MIN ACT - (      ) Custodian (      )
                                                     --------           --------
                                                        (Cust)
(Minor)

                                                                 Under UGMA/UTMA
                                                                  (            )
                                                                  --------------
                                                                         (State)
                            (centered, the following text)
        Additional abbreviations may also be used though not in the above list.

(beginning at left, the following text)
For value received ----------------- hereby sell, assign and transfer unto
--------------------------------------------------------------------------
(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE AND PROVIDE CERTIFICATION BY TRANSFEREE)

------------------------------------------------------------------------(PLEASE
PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------------------

-------------------------------------------------------------------   Shares  of
the beneficial interest represented by the written Certificate and do hereby irrevocably constitute and appoint ---------------------------- Attorney to transfer the said shares on the books of the within-named Fund, with full power of substitution in the premises.

Dated: -------------------------               Signed: -------------------------
                                                --------------------------------
                                                (both must sign if joint owners)

                 Signature(s) guaranteed by     --------------------------------
                                                                  (Firm or Bank)

                                                --------------------------------
                                                                       (Officer)
                                  ----------------------------------------------

The signature(s) to this assignment must correspond with the name as written upon the face for the certificate in every particular, without alteration or enlargement or any change whatever.

(beginning at left, the following text)
Signatures must be guaranteed by a financial institution of the type identified in the policies and procedures of Shareholder Financial Servcies, Inc.

CERTIFIC\680CERT
680Certificate.doc